Exhibit 99.1

ConnectM Expands Greentech Renewables Relationship
With Cumulative Commitments Now Exceeding $3.6 Million

MARLBOROUGH, Mass., March 12, 2026 (GLOBE NEWSWIRE) — ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”) today announced that Greentech Renewables has placed an additional $1 million purchase order for Keen high-efficiency heat pumps and related smart controls developed by Keen Labs, ConnectM’s AI and technology subsidiary. The order, placed through Greentech Renewables Danbury, increases the parties’ cumulative commitments to approximately $3.6 million, inclusive of the $1.7 million initial purchase order announced on November 10, 2025 and the $865,000 follow-on order announced on January 27, 2026.

The order includes Keen Labs’ industry-leading smart heat pumps, designed to support high-efficiency residential and light commercial heating and cooling needs.

“Contractors in our region are seeing accelerating demand for high-efficiency, all-electric heating solutions,” said Rick Flannery, Profit Center Manager at Greentech Renewables Danbury. “Keen Heat Pumps integrate seamlessly with the solar, storage, and electrical projects our contractors already deliver. The product performance and technical support from ConnectM make it easier for contractors to execute electrification projects efficiently, which is why we continue to expand our orders.”

“This latest order highlights the momentum we are building with Greentech Renewables and demonstrates the growing demand for Keen Labs’ heat pump technology through leading distribution partners,” said John Pitcavage, Head of Keen Labs. “Greentech’s large contractor network and nationwide footprint provide an important platform for scaling adoption of high-efficiency heat pump solutions as electrification trends accelerate.”

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

About Keen Labs

Keen Labs, a wholly owned technology subsidiary of ConnectM, develops the AI, control and energy intelligence platforms that underpin the Company’s solutions. Keen Labs’ portfolio includes industrial IoT hardware, the Hi-C™ line of hybrid energy storage systems, the Hi-ETM line of Lithium Iron Phosphate long duration and VPP enabling storage systems, smart heat pumps, and connected vehicle technologies, all integrated through its software platform to optimize performance across fleets, facilities and distributed energy assets. For more information, visit www.keenlabs.ai.

About Greentech Renewables

Greentech Renewables is a leading U.S. distributor of solar and electrical products, providing contractors with logistics, warehouse support, design services, and project financing across more than 100 locations nationwide.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com

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